UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On October 18, 2017, the Company entered into a First Amendment to Amended and Restated Credit Agreement (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of September 18, 2017 (the “Credit Agreement”), among the Company, the several banks and other financial institutions party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. Among other things, the Amendment amends the definition of “EBITDA” in the Credit Agreement and makes certain changes to the negative covenants.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01    Completion of Acquisition or Disposition of Assets.

Closing of the Lovoo Acquisition

On October 19, 2017 (the “Closing Date”), The Meet Group, Inc. (the “Company”) completed its previously announced acquisition of Lovoo GmbH (“Lovoo”), pursuant to the terms of the Share Purchase Agreement, dated as of September 18, 2017 (the “Original Purchase Agreement”), and as amended on October 18, 2017 (the “Amendment” and, together with the Original Purchase Agreement as amended by the Amendment, the “Purchase Agreement”) by and among the Company, TMG Holding Germany GmbH, a limited liability company organized under the laws of Germany and a wholly-owned subsidiary of the Company (“Purchaser”), Bawogo Ventures GmbH & Co. KG, a limited partnership organized under the laws of Germany (“Seller”), and the seller guarantors.

On the Closing Date, pursuant to the terms of the Purchase Agreement, Purchaser purchased from Seller all of the outstanding shares of Lovoo (the “Acquisition”).

The purchase price paid by Purchaser on the Closing Date was $65 million in cash, as adjusted and subject to the reduction of certain expenses set forth in the Purchase Agreement (the “Purchase Price”). Purchaser will also pay additional contingent consideration, in the form of an earn-out amount of up to US $5 million, payment of which is subject to certain conditions set forth in the Purchase Agreement including the successful achievement of an adjusted EBITDA target by Lovoo following the Closing. A portion of the Purchase Price is being held in escrow to secure the indemnification obligations of Seller and the seller guarantors.

The description of the Purchase Agreement contained in the Company’s Current Report on Form 8-K filed September 20, 2017 (the “September 20th 8-K”) is incorporated herein by reference. The summary description of the Purchase Agreement contained in the September 20th 8-K does not purport to be complete and is qualified in its entirety by reference to the terms of the Purchase Agreement, which was filed as Exhibit 2.1 to the September 20th 8-K and is incorporated herein by reference.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

(a)

The information set forth under “Credit Agreement Amendment” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release, dated October 19, 2017, announcing, among other things, the completion of its acquisition of Lovoo, a copy of which is furnished herewith and incorporated by reference into this “Item 7.01. Regulation FD Disclosure.”

The information furnished pursuant to Item 7.01 of this Current Report shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01    Other Events.

On or about October 18, 2017, in connection with the Acquisition, the Company borrowed and received $60,000,000 under the delayed draw term loan facility pursuant to the Credit Agreement to finance the Acquisition and to pay expenses incurred in connection therewith.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial information required by Item 9.01(a) of this Current Report on Form 8-K for the transaction described in Item 2.01 above has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information. The financial information required by Item 9.01(b) of this Current Report on Form 8-K for the transaction described in Item 2.01 above has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1
Share Purchase Agreement, dated as of September 18, 2017, by and among The Meet Group, Inc., TMG Holding Germany GmbH, Bawogo Ventures GmbH & Co. KG and the Shareholder guarantors set forth therein (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 20, 2017 and incorporated by reference herein)

2.2	Amendment Agreement, dated as of October 18, 2017, by and among The Meet Group, Inc., TMG Holding Germany GmbH and Bawogo Ventures GmbH & Co. KG

10.1
First Amendment to Amended and Restated Credit Agreement, dated as of October 18, 2017, with the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	The Meet Group, Inc. press release, dated October 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	October 20, 2017	By: /s/ Geoffrey Cook
Name: Geoffrey Cook Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Purchase Agreement, dated as of September 18, 2017, by and among The Meet Group, Inc., TMG Holding Germany GmbH, Bawogo Ventures GmbH & Co. KG and the Shareholder guarantors set forth therein (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 20, 2017 and incorporated by reference herein)

2.2	Amendment Agreement, dated as of October 18, 2017, by and among The Meet Group, Inc., TMG Holding Germany GmbH and Bawogo Ventures GmbH & Co. KG

10.1
First Amendment to Amended and Restated Credit Agreement, dated as of October 18, 2017, with the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	The Meet Group, Inc. press release, dated October 19, 2017